UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 13, 2006
Commission File Number 1-13873

STEELCASE INC.

Michigan	38-0819050
(State of incorporation)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On January 17, 2006, Steelcase’s chief financial officer, James P. Keane, will be a presenter at Sidoti & Company, LLC’s Third Annual Palm Beach Emerging Growth Institutional Investor Forum in Palm Beach, FL.
On January 24, 2006, James P. Keane and other Steelcase executives, along with representatives from BB&T Capital Markets, will host an investor presentation at our showroom in New York City, NY.
The presentation for both events will address our strategies and long term goals. A copy of the presentation for both events will be available on the Company’s website at www.steelcase.com/ir and may be accessed from January 17, 2006 until February 24, 2006.
The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steelcase Inc.

Date: January 13, 2006
/S/ James P. Keane

James P. Keane
Senior Vice President
and Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)